Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events

17. Subsequent events

In February 2015, the Group completed an issuance of convertible notes of $80 million in aggregate principal amount through private placement. The convertible notes bear interest at a rate of 3.5% per annum, payable semi-annually, from the issuance date and mature in February 2020 and are convertible, at the holders’ option, at an initial conversion price of US$23.03 per ADS, subject to adjustments.

In March 2015, SCC Venture V Holdco I, Ltd., an affiliate of Sequoia Capital China, entered into a share purchase agreement with the Group to purchase 9.8% of the equity shares of Shanghai Noah Yijie Finance Technology Co., Ltd. for a consideration of US$5.0 million.